UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2025

Cue Biopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38327	47-3324577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Guest Street Boston, Massachusetts		02135
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 949-2680

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CUE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On June 4, 2025, Jill Broadfoot was appointed to the board of directors (the “Board”) of Cue Biopharma, Inc. (the “Company”), the Audit Committee of the Board, and the Corporate Governance and Nominating Committee of the Board, following the recommendation of the Corporate Governance and Nominating Committee of the Board. Ms. Broadfoot will serve as the Chair of the Audit Committee of the Board.

There are no arrangements or understandings between Ms. Broadfoot and any other persons pursuant to which Ms. Broadfoot was selected as a member of the Board, and there are no transactions between Ms. Broadfoot and the Company that would be reportable under Item 404(a) of Regulation S-K.

Ms. Broadfoot will receive compensation for her service as a member of the Board in accordance with the Company’s Director Compensation Policy (the “Director Compensation Policy”), a copy of which is filed as Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2024. In accordance with the terms of the Director Compensation Policy, upon her appointment, Ms. Broadfoot was granted an option to purchase 48,800 shares of the Company’s common stock. The option will vest over three years with one-third vesting on the one-year anniversary of the grant date and the balance vesting in eight equal quarterly installments.

In connection with her election, Ms. Broadfoot entered into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.12 to the Company's Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 31, 2025. Pursuant to the terms of the indemnification agreement, the Company may be required to, among other things, indemnify Ms. Broadfoot for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by her in any action or proceeding arising out of her service as a director of the Company.

Approval of 2025 Stock Incentive Plan

At the Company’s 2025 Annual Meeting of Stockholders held on June 4, 2025 (the “Annual Meeting”), the Company’s stockholders approved the Cue Biopharma, Inc. 2025 Stock Incentive Plan (the “2025 Plan”), which had previously been adopted by the Board, subject to stockholder approval.

The description of the 2025 Plan contained on pages 40 to 52 of the Company’s proxy statement for the Annual Meeting, filed with the SEC on April 25, 2025, as supplemented by the proxy statement supplement filed with the SEC on May 27, 2025 (collectively, the “Proxy Statement”), is incorporated herein by reference. A complete copy of the 2025 Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Resignation of Chief Financial Officer

On June 4, 2025, Kerri-Ann Millar notified the Company that she is resigning from her position as Chief Financial Officer, effective June 13, 2025. Effective June 13, 2025, Daniel R. Passeri, the Company’s Chief Executive Officer, will serve as the Company’s principal financial and accounting officer on an interim basis until a new principal financial and accounting officer is designated. For Mr. Passeri’s biographical information, see the disclosure included under the heading “Proposal 2: Election of Directors” beginning on page 10 of the Proxy Statement, which disclosure is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 5, 2025, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware effecting an amendment to increase the number of authorized shares of the Company’s capital stock from 210,000,000 to 310,000,000 and increase the number of authorized shares of the Company’s common stock from 200,000,000 to 300,000,000. The Certificate of Amendment was approved by the Company’s stockholders at the Annual Meeting.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Proxy Statement, are as follows (where applicable, voting results reflect fractional shares rounded down to the nearest whole share):

1. The Company’s stockholders approved the Certificate of Amendment to increase the number of authorized shares of the Company’s capital stock from 210,000,000 to 310,000,000 and increase the number of authorized shares of the Company’s common stock from 200,000,000 to 300,000,000, with votes cast as follows:

For	Against	Abstain
29,484,310	7,611,547	117,824

2. The Company’s stockholders elected the following nominees to the Board to serve until the next annual meeting of stockholders and until their resignation or removal or their successors are duly elected and qualified, with votes cast as follows:

	For	Withheld	Broker Non-Votes
Daniel R. Passeri	13,108,884	2,851,308	21,253,489
Peter A. Kiener	12,435,412	3,524,780	21,253,489
Frank Morich	12,259,305	3,700,887	21,253,489
Pamela Garzone	13,146,335	2,813,857	21,253,489
Patrick Verheyen	13,192,861	2,767,331	21,253,489
Pasha Sarraf	13,299,139	2,661,053	21,253,489

3. The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, with votes cast as follows:

For	Against	Abstain
31,122,850	1,027,154	5,063,677

4. The Company’s stockholders approved a non-binding advisory proposal on the compensation of the Company’s named executive officers, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
13,186,558	2,634,667	138,967	21,253,489

5. The Company’s stockholders approved the Cue Biopharma, Inc. 2025 Stock Incentive Plan, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
13,849,249	2,007,505	103,438	21,253,489

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended

99.1	Cue Biopharma, Inc. 2025 Stock Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cue Biopharma, Inc.

Date: June 10, 2025	By:	/s/ Daniel R. Passeri
	Name:	Daniel R. Passeri
	Title:	Chief Executive Officer